Exhibit 10.53

FIRST AMENDMENT

TO

PURCHASE AND SALE CONTRACT

This First Amendment to Purchase and Sale Contract (this "Amendment") is made effective this 11th day of March, 2011, by and between WOOD CREEK CPGF 22, LP., a Delaware limited partnership ("Seller"), and PIVOTAL FINANCE, LLC, an Arizona limited liability company ("Purchaser").

RECITALS

A.                 Seller and Purchaser are parties to that certain Purchase and Sale Contract dated as of March 1, 2011 (the "Contract"), for the purchase and sale of that certain real property located in Mesa, Arizona, and more particularly described within the Contract.

B.                 Seller and Purchaser desire to amend the Contract upon the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1.                   Capitalized terms used, but not otherwise defined herein, will have the meanings ascribed to such terms within the Contract.

2.                   The Non-refundable Initial Deposit Component Date, as defined in Section 2.2.1 of the Contract, is hereby extended to March 21, 2011.

3.                   Except as modified by this Amendment, the terms and provisions of the Contract will remain in full force and effect. To the extent of any conflict between the terms of the Contract and this Amendment, the terms of this Amendment will supersede and govern.

4.                   This Amendment may be executed in any number of counterparts, and facsimile copies or electronic (.PDF) copies of executed signatures will be accepted as originals.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT as of the effective date written above.

SELLER:

WOOD CREEK CPGF 22, L.P., a Delaware limited partnership

By:   CPGF 22 WOOD CREEK GP, L.L.C., a

South Carolina limited liability company,

its general partner

By:   CENTURY PROPERTIES GROWTH

FUND XXII, LP, a Delaware limited

partnership, its member

By: FOX PARTNERS IV, a California general partnership, its general partner

By:     FOX CAPITAL MANAGEMENT

          CORPORATION, a California

        corporation, its managing general

        partner

By:  /s/Trent A. Johnson

Name:  Trent A. Johnson

Title:  Vice President

PURCHASER:

PIVOTAL FINANCE, LLC, an Arizona limited liability company

By: PIVOTAL GROUP, INC., an Arizona corporation, its Sole Member

         By:  /s/Richard Garner

                 Richard Garner

                 Vice President, Treasurer